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                                                                  Exhibit 10.15

                  THIRD AMENDED AND RESTATED VOTING AGREEMENT

         This THIRD AMENDED AND RESTATED VOTING AGREEMENT dated as of March 17, 1997 (the "Agreement"), by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), Christopher Hall, as the initial trustee pursuant to the Voting Trust Agreement described below (including any additional or successor trustee thereunder, the "Voting Trustee"), BAKER FENTRESS & COMPANY, a Delaware corporation ("BFC"), FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"), THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"), JOSEPH P. TENNANT ("Tennant"), THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94 (the "Schafbuch Trust"), BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership ("Babson"); TAL JOHNSON ("Johnson"), EDWARD T. HARDY ("Hardy"), and RALPH W. MCKEE ("McKee") and, collectively with Tennant, the Schafbuch Trust, Babson, Johnson and Hardy, the "Endeavour Co-Investors"), LAWRENCE R WILSON ("LRW") and CLAIRE WILSON ("CW"). LRW and CW sometimes are herein collectively referred to as "Wilson." The Voting Trustee, BFC, FINOVA, Oppenheimer, Endeavour and the Endeavour Co-Investors are sometimes collectively referred to herein as the "Investors" and individually as an "Investor." The Investors and Wilson are sometimes collectively referred to herein as "Stockholders" and individually as a "Stockholder." Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Section 1 hereof.

                                    RECITALS

         A. As of June 28, 1996, the Company and certain other parties entered into that certain Securities Purchase and Exchange Agreement (as amended pursuant to the First Amendment thereto dated as of December 31, 1996 and the Second Amendment thereto dated as of the date hereof and as supplemented by the Agreement Regarding Facility A Advances dated as of the date hereof among the Company, ABRY and ABRY/CIP, the "Securities Purchase and Exchange Agreement"). As of December 31, 1996, the Company and certain other parties entered into that certain Second Amended and Restated Voting Agreement dated as of such date (the "Voting Agreement").

         B. On the date hereof, ABRY Broadcast Partners II, L.P., a Delaware limited partnership ("ABRY"), and ABRY/Citadel Investment Partners, L.P., a Delaware limited partnership ("ABRY/CIP"), have contributed the shares of the Company's capital stock which are held by them, and have agreed to contribute all other shares of the Company's capital stock which hereafter may be acquired by them, to a voting trust (the "Voting Trust") established pursuant to a Voting Trust Agreement dated as of the date hereof among the Company, ABRY, ABRY/CIP and the initial Voting Trustee (the "Voting Trust Agreement"). ABRY and ABRY/CIP are express third-party beneficiaries of this Agreement. For purposes of this Agreement, the Voting Trustee will be deemed to hold the capital stock of the Company which is in the Voting Trust.

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         C. As of the date hereof, the following Stockholders own, beneficially and (except in the case of ABRY and ABRY/CIP) of record the following Equity Securities in the Company: ABRY -- 1,896,222.301 shares of the Series C Preferred Stock (which are held of record by the Voting Trustee) and 924,057.492 shares of the Series D Preferred Stock (which are held of record by ABRY); ABRY/CIP -- 234,364.555 shares of the Series C Preferred Stock (which are held of record by the Voting Trustee) and 114,209.352 shares of the Series
D Preferred Stock (which are held of record by ABRY/CIP); BFC -- 746,411.860 shares of the Series A Preferred Stock; FINOVA -- 74,488.000 shares of the
Class C Common Stock; Oppenheimer -- 17,200.724 shares of the Series B
Preferred Stock; Endeavour -- 418,612 shares of Series E Preferred Stock; Tennant -- 32,700 shares of Series E Preferred Stock; the Schafbuch Trust -- 9,894 shares of Series E Preferred Stock; Babson -- 3,956 shares of Series E Preferred Stock; Johnson -- 1,977 shares of Series E Preferred Stock; Hardy -- 12,029 shares of Series E Preferred Stock; McKee -- 3,561 shares of Series E Preferred Stock; and Wilson -- 756,225.000 shares of the Class A Common Stock.

         D. The parties to the Voting Agreement have agreed that, in view of the establishment of the Voting Trust, ABRY and ABRY/CIP should cease to be parties to the Voting Agreement (but should be third-party beneficiaries thereof) and the Voting Trustee should become a party to the Voting Agreement. In addition, the parties to the Voting Agreement have agreed to make certain other changes thereto.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Voting Agreement is amended and restated in its entirety as follows:

                  1. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

                  "AGREEMENT" shall mean this Agreement.

                  "ABRY" has the meaning set forth in the preamble to this Agreement.

                  "ABRY/CIP" has the meaning set forth in the preamble to this Agreement.

                  "ADDITIONAL PREFERRED STOCK" means any Preferred Stock which may be issued upon the conversion of any Facility A Note.

                  "AFFILIATE" of any Person means any Person that directly or indirectly controls, is controlled by, or is under common control with such Person and, with respect to an individual, such individual's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such individual and/or his or her spouse and/or descendants.

                  "AIRPLANE LEASE" means that Aircraft Lease Agreement between Wilson Aviation, L.L.C. as lessor and Citadel as lessee, dated as of December 29, 1995.

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                  "BFC" has the meaning set forth in the preamble to this
Agreement.

                  "BFC DIRECTOR" has the meaning set forth in Section
2.1(b)(iii).

                  "BFC STOCK" means (i) Series A Preferred Stock held by BFC on the date of this Agreement after giving effect to the "Redemptions" and the "Reclassification" (as those terms are defined in the Securities Purchase and Exchange Agreement), (ii) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (i) above, and
(iii) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) and (ii) above or this clause
(iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting BFC Stock, such securities shall continue to constitute BFC Stock in the hands of any permitted transferee thereof, but will cease to constitute BFC Stock when they have been disposed of in a Public Sale.

                  "BFC UNDERLYING COMMON STOCK" means all BFC Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any BFC Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such BFC Stock (including the conversion, exercise or exchange of all other BFC Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

                  "BOARD" means the Company's board of directors.

                  "CERTIFICATE OF INCORPORATION" means the Sixth Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof.

                  "CLASS A COMMON STOCK" means the voting Class A Common Stock of the Company, par value $.001 per share.

                  "CLASS B COMMON STOCK" means the nonvoting Class B Common Stock of the Company, par value $.001 per share.

                  "CLASS C COMMON STOCK" means the nonvoting Class C Common Stock of the Company, par value $.001 per share.

                  "COMMON STOCK" means, collectively, the Company's Class A Common Stock, Class B Common Stock and Class C Common Stock.

                  "COMPANY" has the meaning set forth in the preamble to this Agreement.

                  "CW" has the meaning set forth in the recitals to this Agreement.

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                  "DESCHUTES OPTION EXCHANGE AGREEMENT" shall mean any
agreements between the Company and certain former employees of Deschutes pursuant to which such employees receive Parent Options upon conversion of the Deschutes Options (as those terms are defined in the Merger Agreement dated as of August 30, 1996 among the Company, Citadel Acquisition Corporation and Deschutes).

                  "DESCHUTES" means Deschutes River Broadcasting Inc., an Oregon corporation which has merged with and into Deschutes Acquisition Corporation.

                  "EMPLOYMENT AND INCENTIVE AGREEMENTS" means collectively, the Employment Agreement between Citadel and Wilson dated as of June 28, 1996, the 1996 Equity Incentive Plan of the Company, any option grants under the 1996 Equity Incentive Plan dated as of June 28, 1996, any option agreements with Wilson on or prior June 28, 1996 and any option grants pursuant to a Deschutes Option Exchange Agreement made as of December 31, 1996.

                  "ENDEAVOUR" has the meaning set forth in the preamble to this Agreement.

                  "ENDEAVOUR CO-INVESTORS" has the meaning set forth in the preamble to this Agreement.

                  "ENDEAVOUR DIRECTOR" has the meaning set forth in Section 2.1(b)(v) hereof.

                  "ENDEAVOUR STOCK" means (i) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of this Agreement, (ii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in clauses (i) or (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Endeavour Stock, such securities shall continue to constitute Endeavour Stock in the hands of any permitted transferee thereof, but will cease to constitute Endeavour Stock when they have been disposed of in a Public Sale.

                  "ENDEAVOUR UNDERLYING COMMON STOCK" means all Endeavour Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Endeavour Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Endeavour Stock (including the conversion, exercise or exchange of all other Endeavour Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

                  "EQUITY SECURITIES" of any Person means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock

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appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise directly or indirectly to acquire, any stock, interest, participation or security described in clause (i) above.

                  "EXECUTIVE DIRECTORS" has the meaning set forth in Section 2.1(b)(iv) hereof.

                  "FACILITY A NOTE" shall have the meaning assigned to such term in the Securities Purchase and Exchange Agreement.

                  "FINOVA" has the meaning set forth in the preamble to this Agreement.

                  "FINOVA CREDIT AGREEMENT" means the Loan Agreement dated as of October 9, 1996 among Citadel, certain other Borrowers referred to therein, NationsBank of Texas, N.A., The First National Bank of Boston, Union Bank, The Bank of New York and FINOVA Capital Corporation, a Delaware corporation, in its individual capacity and as agent for all lenders, as amended by First Amendment to Loan Instruments dated as of December 31, 1996 and Second Amendment to Loan Instruments dated as of February 14, 1997, and as the same may be further amended, supplemented or modified in a manner which is not prohibited by this Agreement or the Securities Purchase and Exchange Agreement.

                  "INVESTOR" and "INVESTORS" have the meanings set forth in the preamble to this Agreement.

                  "INVESTOR STOCK" means (i) Series A Preferred Stock held by BFC on the date hereof after giving effect to the "Redemptions" and the "Reclassification" (as those terms are defined in the Securities Purchase and Exchange Agreement), (ii) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (i) above, (iii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement after giving effect to such Redemptions and such Reclassification, (iv) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (iii) above, (v) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of this Agreement, (vi) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (v) above, (vii) the Shares (as that term is defined in the Securities Purchase and Exchange Agreement), (viii) Common Stock issued or issuable upon the conversion of any such Share, (ix) Common Stock issued or issuable upon the conversion or exchange of any Common Stock described in clause (viii) above or this clause (ix), (x) Facility A Notes Conversion Stock (as that term is defined in the Securities Purchase and Exchange Agreement), and (xi) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (x) above or this clause (xi) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

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                  "LRW" has the meaning set forth in the preamble to this
Agreement.

                  "1996 EQUITY INCENTIVE PLAN" means the Company's 1996 Equity Incentive Plan.

                  "OPPENHEIMER" has the meaning set forth in the preamble to this Agreement.

                  "PERSON" means any individual, corporation, association, limited liability company, partnership, governmental agency or entity or any other entity.

                  "PREFERRED STOCK" means, collectively, the Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and any other preferred stock authorized by the Company pursuant to the terms of the Certificate of Incorporation (including pursuant to any "Certificate of Designation" referred to therein).

                  "PROCESS AGENT" has the meaning set forth in Section 6.13 hereof.

                  "PUBLIC SALE" means any sale of Stockholder Shares (i) to the public pursuant to a public offering registered under the Securities Act or
(ii) following a Qualified Public Offering, to the public pursuant to the provisions of Rule 144 under the Securities Act (or any similar provision then in force).

                  "QUALIFIED PUBLIC OFFERING" means the closing of the issuance and sale of Common Stock in an underwritten public offering which is registered pursuant to the Securities Act and which results in the receipt by the Company of cash proceeds of at least $25,000,000 (net of applicable commissions, discounts and expenses).

                    A "QUALIFIED STATION ACQUISITION" means

                  (a) the Tele-Media Acquisition,

                  (b) the Sabre Communications Acquisition, or

                  (c) any other direct or indirect acquisition by the Company or any Subsidiary of all or substantially all of the assets of any radio station by means of a transaction of a type described in clause
         (b)(i) or (b)(ii) of Section 11 of the Securities Purchase and Exchange Agreement, or any arrangement by the Company or any Subsidiary of a type described in clause (b)(iii) of Section 11 of the Securities Purchase and Exchange Agreement with respect to any radio station, which is consummated after March 17, 1997, so long as (i) the aggregate fair value of the consideration payable by the Company and the Subsidiaries in connection with such transaction and all related transactions of any such type with any single Person or two or more affiliated Persons is not greater than $30,000,000, (ii) if such aggregate fair value is greater than $10,000,000, then the amount of such aggregate fair value is not greater than the product of 12 multiplied by the net operating cash flow of the radio station in

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         question (together with the net operating cash flow of all radio stations which are the subject of such transaction or any related transaction of any such type with any single Person or two or more affiliated Persons , and in each case giving pro forma effect to all cost and expense reductions or increases reasonably expected to be realized following such acquisition, to the extent such pro forma adjustments are approved by holders of a majority of the Series D Preferred Stock) for the twelve full calendar months ending prior to the date upon which the Company or the Subsidiary in question entered into a definitive agreement to consummate such transaction, and (iii) such transaction or series of related transactions is consummated solely with the proceeds of Indebtedness which the Company or any Subsidiary incurs in a manner which does not require a Consent pursuant to clause (f) above and cash on hand.

For purposes of this definition, the "net operating cash flow" of any radio station for any period will have the same meaning with respect to such radio station as Operating Cash Flow (as that term is defined in the Stockholders Agreement) has with respect to the Company for any period. No holder of Series D Preferred Stock will unreasonably withhold the approval of pro forma adjustments described in the preceding paragraph.

                  A "QUALIFIED STATION DISPOSITION" means any sale, conveyance, lease, exchange or other disposition by the Company or any Subsidiary (in each case, a "DISPOSITION TRANSACTION") of any assets of any broadcast radio station, or the equity securities of any Subsidiary which owns only the assets of one or more broadcast radio stations, which were the subject of a Qualified Station Acquisition, so long as the fair value of the consideration received by the Company and its Subsidiaries (other than any Subsidiary the equity securities of which are being so disposed of), net of related fees, taxes and expenses, is not less than the fair value of the consideration furnished by the Company and/or its Subsidiaries with respect to such radio station in the Acquisition Transaction for such radio station, plus the amount of fees and expenses incurred by the Company and the Subsidiaries in connection with such Qualified Station Acquisition. For purposes of this definition, if more than one radio station is acquired or disposed of by the Company or any Subsidiary in any Qualified Station Acquisition or Disposition Transaction or in any series of related Qualified Station Acquisitions or Disposition Transactions, then, for purposes of this definition, the consideration paid or received by the Company and the Subsidiaries in such transaction(s), and the fees and expenses incurred by them in connection with such transaction(s), shall be deemed to have been paid, received or incurred by them pro rata, in proportion to the respective fair values of such radio stations at the time of such transaction(s). For purposes of this definition, the fair value of any consideration will be based upon any independent appraisal thereof performed in connection with the transaction in question; if no such appraisal has been performed, the same will be based on any reasonable allocation made by the parties thereto, if their interests with respect to such allocation are adverse; and if no such appraisal or allocation is performed, then such fair value will be the amount determined by the Company and approved by the holders of a majority of the Series D Preferred Stock. No holder of Series D Preferred Stock will unreasonably withhold any approval described in the preceding sentence.

                  "SABRE COMMUNICATIONS ACQUISITION" means the acquisition by a Subsidiary of the Company of all of the then-outstanding capital stock and other equity securities of Sabre

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Communications, Inc. ("Sabre") for aggregate consideration consisting solely of shares of a series of the Company's preferred stock (the shares being so issued being the "Sabre Shares"), so long as:

                  (a) Sabre and/or one or more of its Subsidiaries then owns and operates radio stations WHTO FM and WZXR FM (each, Williamsport, Pennsylvania), WRQK FM (Canton, Ohio), WPIG FM and WHDL AM (each, Olean, New York), and WNKI FM, WPGI AM and WQIX AM (each, Elmira, New
         York), and operates under local marketing or similar arrangements and has options to acquire radio stations WILQ FM, WLYC FM and WLYC AM (each, Williamsport, Pennsylvania) and WCXR FM (Lewisburg, Pennsylvania);

                  (b) the Sabre Shares are issued in a quantity and have terms such that the Sabre Shares are convertible into not more than 275,000 shares of Class A Common Stock (subject to antidilution adjustments which are comparable to those applicable to the Series E Preferred Stock) and the aggregate initial liquidation value of the Sabre Shares is not greater than $5,500,000;

                  (c) the terms and conditions relating to the Sabre Shares and their issuance, including rights granted to the holders thereof by contract or otherwise, are not less favorable to the Company, its Subsidiaries and its other stockholders than the terms and conditions relating to the issuance of Class E Common Stock pursuant to the Merger Agreement;

                  (d) the sum of the consolidated indebtedness for borrowed money of Sabre and its Subsidiaries, the aggregate amount of any deferred purchase price payable by them in connection with any radio station acquisition and the aggregate exercise price payable in connection with the exercise of the options described in clause (a) above (whether or not any such option has been exercised) at the time of such acquisition does not exceed $11,300,000; and

                  (e) such acquisition has been approved by the prior vote or written consent of a majority of the members of the Board.

                  "SABRE COMMUNICATIONS FINANCING" means the issuance of the Sabre Shares as described in the definition of the term "Sabre Communications Acquisition."

                  "SABRE SHARES" has the meaning set forth in the definition of the term "Sabre Communications Acquisition."

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SECURITIES PURCHASE AND EXCHANGE AGREEMENT" has the meaning set forth in the recitals to this Agreement.

                  "SERIES A PREFERRED STOCK" shall mean the voting Series A Convertible Preferred Stock of the Company, par value $.001 per share.

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                  "SERIES B PREFERRED STOCK" shall mean the voting Series B
Convertible Preferred Stock of the Company, par value $.001 per share.

                  "SERIES C PREFERRED STOCK" shall mean the voting Series C Convertible Preferred Stock of the Company, par value $.001 per share.

                  "SERIES D PREFERRED STOCK" shall mean the nonvoting Series D Convertible Preferred Stock of the Company, par value $.001 per share.

                  "SERIES E PREFERRED STOCK" shall mean the voting Series E Convertible Preferred Stock of the Company, par value $.001 per share.

                  "STOCKHOLDER" and "STOCKHOLDERS" have the meaning set forth in the preamble to this Agreement.

                  "STOCKHOLDER SHARES" means (i) Investor Stock described in clauses (i) through (x) of the definition of the term "Investor Stock," (ii) Common Stock held by Wilson on the date hereof, (iii) options or other rights to acquire Common Stock issued prior to, on or after the date of this Agreement to Wilson, (iv) Common Stock issued or issuable upon the exercise of any option or other right described in clause (iii) above, and (v) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (iv) above or this clause (v) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Stockholder Shares, such securities will continue to constitute Stockholder Shares in the hands of any permitted transferee thereof, but will cease to constitute Stockholder Shares when they have been disposed of in a Public Sale.

                  "SUB BOARD" has the meaning set forth in Section 2.1(c) hereof.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, limited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of Equity Securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other Equity Securities thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes of this Agreement, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons are allocated a majority of partnership, association or other business entity gains or losses or control the managing director or general partner of such partnership, association or other business entity.

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                  "TELE-MEDIA ACQUISITION" means the purchase and sale of
shares of capital stock proposed to be consummated by the Company and/or its Subsidiaries on material terms and conditions which are not less favorable to the Company and its Subsidiaries than those set forth in the draft (dated March 13, 1997) of the Agreement of Purchase and Sale proposed to be entered into among the Company, Citadel, Tele-Media Broadcasting Company, Tele-Media Broadcasting Company of Centre Region, Tele-Media Broadcasting Holding Corporation and the shareholders of the latter three corporations, so long as such purchase and sale is consummated on or prior to February 28, 1998.

                  "TELE-MEDIA FINANCING" means transactions necessary for the Company and its Subsidiaries to obtain the funds necessary to pay the purchase price and expenses to be incurred by them in connection with the Tele-Media Acquisition, by means of the issuance of approximately $100,000,000 in face amount of Senior Subordinated Notes, and approximately $100,000,000 in face amount of Exchangeable Preferred Stock, of the Company, as such financing transactions are more particularly described in the Citadel Communications Corporation Presentation to the Board of Directors dated February 14, 1997 prepared by Prudential Securities, so long as such financing transactions are consummated on or prior to February 28, 1998.

                  "TRANSFER" means to sell, transfer, assign, pledge, hypothecate or otherwise dispose of, in any manner whatsoever.

                  "UNDERLYING COMMON STOCK" means all Stockholder Shares which are Class A Common Stock. For purposes of this Agreement, any Person who holds any Stockholder Shares which are not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Stockholder Shares (including the conversion, exercise or exchange of all other Stockholder Shares directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange; provided that no Holder of any Facility A Note, on or prior to the Maturity Date (as that term is defined in such Facility A Note) of such Facility A Note, shall be deemed to be the Holder of any such Class A Common Stock by reason of holding such Facility A Note.

                  "VOTING TRUST" has the meaning set forth in the preamble to this Agreement.

                  "VOTING TRUST AGREEMENT" has the meaning set forth in the preamble to this Agreement.

                  "VOTING TRUST DIRECTORS" has the meaning set forth in Section 2.1(b)(i) hereof.

                  "VOTING TRUSTEE" has the meaning set forth in the preamble to this Agreement.

                  "VOTING TRUST STOCK" means (i) Shares (as that term is defined in the Securities Purchase and Exchange Agreement) issued to ABRY or ABRY/CIP pursuant to the Securities Purchase and Exchange Agreement or directly or indirectly upon the conversion or exchange of any

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such Share, (ii) Common Stock issued or issuable upon the conversion of any such Share, (iii) Common Stock issued or issuable upon the conversion or exchange of any Common Stock described in clause (ii) above or this clause
(iii), (iv) Facility A Notes Conversion Stock (as that term is defined in the Securities Purchase and Exchange Agreement) directly or indirectly resulting from the conversion of any Facility A Note issued to ABRY or ABRY/CIP pursuant to the Securities Purchase and Exchange Agreement, and (v) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (iv) above or this clause (v) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation reorganization or otherwise. As to any particular securities constituting Voting Trust Stock, such securities shall continue to constitute Voting Trust Stock in the hands of any permitted transferee thereof, but will cease to constitute Voting Trust Stock when they have been disposed of in a Public Sale.

                  "VOTING TRUST UNDERLYING COMMON STOCK" means all Voting Trust Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Voting Trust Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Voting Trust Stock (including the conversion, exercise or exchange of all other Voting Trust Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange; provided that no Holder of any Facility A Note, on or prior to the Maturity Date (as that term is defined in such Facility A Note) of such Facility A Note, shall be deemed to be the Holder of any such Class A Common Stock by reason of holding such Facility A Note.

                  "WILSON" has the meaning set forth in the preamble to this Agreement.

                  "YUDKOFF" has the meaning set forth in Section 2.1(b)(ii) hereof.

                  2. BOARD OF DIRECTORS.

                           2.1 BOARD COMPOSITION. From and after the date of
this Agreement and until the provisions of this Section 2 cease to be effective, each Stockholder will vote all of such Stockholder's Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and will take all other necessary or desirable actions within such Stockholders control ((x) whether in such Stockholder's capacity as a voting trustee, stockholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings, and (y) but excluding conversion of shares or exercise of options or warrants), and the Company will take all necessary and desirable actions within its control (including calling special meetings of the Board or any Sub Board or the stockholders of the Company or any Subsidiary), so that:

                  (a) the authorized number of directors comprising the Board will be established at eight (8) directors;

                  (b) the following persons shall be elected to the Board:

                           (i) three representatives designated by the holders of a majority of the Voting Trust Underlying Common Stock (collectively, the "Voting Trust Directors"), none of whom at any time shall be an Affiliate of ABRY or ABRY/CIP (and by his execution and delivery of this Agreement, the Voting Trustee hereby designates himself, J. Walter Corcoran and Harlan Levy as the initial Voting Trust Directors);

                                (ii) [RESERVED.]

                           (iii) one representative designated by the holders of a majority of the BFC Underlying Common Stock (the "BFC Director"), who initially shall be Scott Smith;

                           (iv) three representatives designated by LRW
         (collectively, the "Executive Directors"), one of whom shall be LRW, one of whom initially shall be Michael Ahearn, and the other of whom initially shall be Mark Leavitt; and

                           (v) one representative designated by the holders of a majority of the Endeavour Underlying Common Stock (the "Endeavour Director"), who initially shall be John von Schlegell;

                  (c) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") will be the same as that of the Board;

                  (d) any committees of the Board or a Sub Board will be created only upon the approval of not less than three-quarters of the members of the Board;

                  (e) the Company shall have a Compensation Committee and it will consist of three Board members, comprised of (i) one designee from among the Voting Trust Directors, (ii) the BFC Director, and (iii) one of the Executive Directors (other than LRW), and the initial Compensation Committee shall consist of Christopher Hall (Chairman), Scott Smith and Mark Leavitt;

                  (f) the removal from the Board or a Sub Board (with or without cause) of any representative designated pursuant to Section 2.1(b)(i), 2.1(b)(iii), 2.1(b)(iv) or 2.1(b)(v) will be at the written request of the Person(s) entitled to designate directors under each such respective provision, but only upon such written request and under no other circumstances;

                  (g) in the event that any representative designated pursuant to Section 2.1(b)(i), 2.1(b)(iii), 2.1(b)(iv), or 2.1(b)(v) for any reason ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or the Sub Board will be filled by a representative designated by the Person(s) and in the manner described in such respective Section;

                  (h) for so long as LRW is employed by the Company he shall have the rights set forth in Sections 2.1(b)(iv); provided, that if at any time LRW should cease to own at least 5% of the Stockholder Shares then outstanding, then LRW shall continue to be an Executive Director, but shall automatically lose the right set forth in Section 2.1(b)(iv) to designate the two Executive Directors other than himself;

                  (i) if LRW ceases to be employed by the Company at any time, he shall cease to have the rights set forth in Sections 2.1(b)(iv); provided, that for so long as he holds equal to or greater than 5% of the Stockholder Shares then outstanding, he shall be entitled to remain an Executive Director; and

                  (j) the election of individuals to fill any directorships described in Section 2.1(b)(iv) which LRW is not entitled to designate by reason of Section 2.1(h) or (i) thereafter will be accomplished in accordance with the Company's or the applicable Subsidiary's bylaws and applicable law.

                           2.2 MEETINGS, EXPENSES. The Company will pay the
reasonable out-of- pocket expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof. The Board and each Sub Board shall meet at least four times a year and shall meet once within each 120-day period.

                           2.3 TERMINATION OF RIGHTS. The rights and
obligations of a Stockholder or group of Stockholders under this Section 2 will terminate upon consummation of a Qualified Public Offering. In addition, the provisions of this Section 2 shall terminate automatically and be of no further force and effect upon the fifteenth anniversary of the date hereof, unless extended in accordance with the General Corporation Law of the State of Nevada.

                           2.4 FAILURE TO DESIGNATE OR REPLACE. If any party
fails to timely designate or replace a representative to fill a directorship pursuant to the terms of this Section 2, the election of an individual to such directorship will be accomplished in accordance with the Company's or the applicable Subsidiary's bylaws and applicable law.

                  3. ACTIONS REQUIRING SUPERMAJORITY APPROVAL. Other than any Qualified Acquisition Transaction or Qualified Disposition Transaction (as to which only the prior vote or written consent of a majority of the members of the Board shall be required by reason of this Agreement), without the prior vote or written consent of not less than three-quarters of the members of the Board the Company shall not take and shall not permit any Subsidiary to take any of the following actions:

                           (A) TRANSFERS: DISPOSITIONS. Other than pursuant to
Section 6 of the Stockholder Agreement, sell, option, convey, lease (as lessor), exchange or otherwise dispose of or transfer in any fiscal year, any portion of or any interest in any property of the Company or any Subsidiary in the aggregate having a fair market value of more than (i) $1,000,000, unless the same has been approved by the prior vote or written consent of a majority of the members of the board, or (ii) $5,000,000, whether or not such majority approval has been obtained;

                           (B) MERGERS: ACQUISITIONS. Directly or indirectly,
by operation of law or otherwise, merge with, consolidate with, acquire, directly or indirectly, all or any substantial portion of the assets, Equity Securities or business of any Person or any radio station, or otherwise combine with any Person (in each case other than the Company or any wholly owned Subsidiary of the Company);

                           (C) INVESTMENTS. Purchase or otherwise directly or
indirectly acquire, hold or invest in the Equity Securities of any other Person (other than any wholly owned Subsidiary of the Company), or make any loan to, or enter into any arrangement for the purpose of directly or indirectly providing funds or credit to, or make any other investment, whether by way of capital contribution, time deposit or otherwise, in, through or with any Person (other than any wholly owned Subsidiary of the Company);

                           (D) JOINT VENTURES: CONTRACTS. Enter into any joint
venture agreement, or enter into local marketing, time brokerage or similar arrangement if such arrangement is entered into in connection with the grant of an option to purchase or agreement to purchase the station that is the subject of such arrangement;

                           (E) BANKRUPTCY. Make, execute or deliver on behalf
of the Company or any Subsidiary an assignment for the benefit of creditors' or cause the Company, any Subsidiary or any part thereof or interest therein to be subject to the authority of any trustee, custodian or receiver or to be subject to any proceeding for bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, relief of debtors, dissolution or liquidation, or similar proceedings with respect to the Company or any Subsidiary;

                           (F) ISSUANCE OR REPURCHASE OF EQUITY SECURITIES.
Except for any issuance described in any of clauses (ii) through (vi) of
Section 2.4 of the Stockholders Agreement or any issuance as part of the Tele-Media Financing or the Sabre Communications Financing (either of which shall require only the prior vote or written consent of a majority of the members of the Board by reason of this Agreement), any issuance upon the conversion, exercise or exchange in accordance with its terms of any Equity Security issued in accordance with this Section 3(f), the grant of any option pursuant to the 1996 Equity Incentive Plan or any other stock option plan which is approved by not less than three-quarters of the members of the Board after the date hereof, or any repurchase pursuant to any of Sections 3, 4 and 5 of the Stockholders Agreement,

                                    (i) authorize, issue or enter into any
                  agreement, stock option, incentive, compensation or other plan or arrangement providing for the issuance (contingent or otherwise) of any Equity Securities, whether for cash or for non-cash consideration (provided that this clause (i) will not apply to any issuance of Equity Securities of any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company),

                                    (ii) redeem, repurchase or otherwise retire
                  any of the Company's Equity Securities, other than (A) the Class A Common Stock owned by certain members of management of the Company or any Subsidiary (other than Wilson) upon the termination of the employment thereof (which such repurchases shall not in the aggregate exceed $500,000 in an amount during any twelve-month period) or (B) any payment in respect of any Facility A Note, or

                                    (iii) with respect to the Company, make any
                  dividend, distribution or other stockholder expenditures with respect to any Equity Securities or apply any of its assets to the purchase, redemption or other retirement of, or set apart any sum or any non-cash consideration for the payment of, or make any other distributions or reduction or capital or otherwise in respect of any of its Equity Securities or in respect of any Facility A Note; provided, that this clause
                  (iii) shall not apply to any Subsidiary;

                           (G) TRANSACTIONS WITH AFFILIATES. (i) Employ or
contract with Wilson or any Investor or any Affiliate of Wilson or any Investor, other than as contemplated in the Employment and Incentive Agreements, (ii) modify, amend, accelerate, cancel or grant any waivers under any Employment and Incentive Agreements, or (iii) employ or contract with any Affiliate other than (A) renewal of the Airplane Lease on or after December 31, 2001, on the terms in effect as of June 28, 1996, (B) employment or compensation arrangements entered into in the ordinary course of business with Persons other than Wilson on terms which are comparable to the terms of the employment of employees of the Company and its Subsidiaries having similar duties or (C) customary banking arrangements with Bank of America Illinois, an Illinois banking corporation, or any of its Affiliates; however, with respect to clauses (i) through (iii) above, transactions with Wilson or any Affiliate of Wilson shall require the approval of five (5) of seven (7) members of the Board or any Sub Board (with Wilson recusing himself from such vote);

                           (H) AMENDMENT OF CERTIFICATE OF INCORPORATION:
BYLAWS. Except as contemplated by Section 4(g) of the Securities Purchase and Exchange Agreement, make any amendment to the certificate or articles of incorporation or the bylaws of the Company or any of its Subsidiaries, or file any resolution of the Board or the board of directors of any Subsidiary designating or amending the terms of any Additional Preferred Stock;

                           (I) PUBLIC OFFERINGS. Issue, sell or offer to sell
any of the securities of the Company or any Subsidiary in a public offering that is registered under the Securities Act;

                           (J) INDEBTEDNESS: AMENDMENT OF DEBT DOCUMENTS. (i)
Create, incur, issue, assume, become liable with respect to, or extend that maturity of, or permit any Subsidiary to create, incur, issue, assume, become liable with respect to, or extend the maturity of any Indebtedness for Borrowed Money (as defined in the Securities Purchase and Exchange Agreement) except:

                           A. up to $150,000,000 in principal amount of Indebtedness for Borrowed Money outstanding at any time and incurred pursuant to the FINOVA Credit Agreement (or pursuant to a replacement facility entered into in connection with the Tele-Media Acquisition
         (i) which permits all or a portion of the amounts of prior borrowings which have been repaid to be reborrowed to pay the purchase price and expenses associated with radio station acquisitions, (ii) which otherwise has terms and conditions not less favorable to the Company and its Subsidiaries than the terms and conditions of the FINOVA Credit Agreement, and (iii) the establishment of which is approved by the prior vote or written consent of a majority of the members of the Board) and any notes issued pursuant thereto, and all Indebtedness for Borrowed Money outstanding as of the date hereof and disclosed on
         Schedule 6 to the Securities Purchase and Exchange Agreement;

                           B. the Facility A Notes;

                           C. Indebtedness for Borrowed Money incurred as part
of the Tele-Media Financing or the Sabre Communications Financing;

                           D. Other Indebtedness for Borrowed Money which does
not exceed $3,000,000 in principal amount outstanding at any time and the incurrence of which is approved by the prior vote or written consent of a majority of the members of the Board; and

                           E. any Indebtedness for Borrowed Money pursuant to a
Permitted Senior Substitution (as defined in the Securities Purchase and Exchange Agreement);

and the Company will not extend the maturity of any Indebtedness for Borrowed Money described in clause (A) or (C) above without the prior vote or written consent of not less than three-quarters of the members of the Board;

or (ii) amend, supplement, modify or waive any term or provision of the FINOVA Credit Agreement the Facility A Notes or any other agreement or arrangement relating to Indebtedness for Borrowed Money (other than (A) to add any wholly-owned Subsidiary of the Company as a party thereto or as an additional guarantor of the Indebtedness for Borrowed Money thereunder, (B) to identify, refer to or reflect any Person, radio station or assets acquired, or to effect any required deletion so that such agreement or arrangement no longer identifies, refers to or reflects any Person, radio station or assets disposed of, in any Qualified Station Acquisition or Qualified Station Disposition, (C) to amend Exhibit 1E to the FINOVA Credit Agreement to remove Peggy Koenig, Royce Yudkoff and Jay Grossman and to refer to the members of the Board the expenses of whom are reimbursed by the Company, each Observer, the Voting Trustee and the Back-Up Trustees (as that term is defined in the Voting Trust Agreement), or (D) to modify the exhibits to the FINOVA Credit Agreement to reflect the addition of liabilities and expenses undertaken in connection with any Qualified Station Acquisition, to the extent such liabilities and expenses in the aggregate are not material to the acquired station(s) in question (provided that, in the case of any amendment, supplement, modification or waiver described in clause (B), (C) or (D) above, the same has been approved by the prior vote or written consent of a majority of the members of the Board)); or

                           (K) AGREEMENT; COMMITMENT. Agree or commit to take
any action which, by reason of any of clauses (a) through (j) above, requires the vote or written consent of not less than three-quarters of the members of the Board.

                  4. CONFLICTING AGREEMENTS. Each Stockholder represents that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares will grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

                  5. LEGEND. Each certificate for Stockholder Shares will be imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE THIRD AMENDED AND RESTATED VOTING AGREEMENT DATED AS OF MARCH 17, 1997, AS AMENDED AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

The legend forth set forth above shall be removed from the certificates evidencing shares which cease to be Stockholder Shares upon (a) the date on which such Stockholder Share has been transferred in a Public Sale, (b) the fifteenth anniversary of the date of this Agreement (unless extended in accordance with the General Corporation Law of Nevada), or (c) the consummation of a Qualified Public Offering.

                  6. TRANSFERS. Prior to Transferring any Stockholder Shares (other than in a Public Sale), to any Person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement will be void, and the Company will not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                  7. MISCELLANEOUS.

                           7.1 REMEDIES. Each holder of Stockholder Shares will
have all rights and remedies set forth in this Agreement, the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

                           7.2 CONSENT TO AMENDMENTS. Except as otherwise
provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Stockholder Shares unless such modification, amendment or waiver is approved in writing by the Company, the beneficial owners (meaning ABRY and ABRY/CIP, in the case of Voting Trust Stock which is held in the Voting Trust) of a majority of the Voting Trust Underlying Common Stock, the holders of a majority of the BFC Underlying Common Stock, the holders of a majority of the Endeavour Underlying Common Stock and LRW, respectively. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                           7.3 SUCCESSORS AND ASSIGNS. Except as otherwise
expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Stockholder's benefit as a purchaser or holder of Stockholder Shares are also for the benefit of, enforceable by, and binding upon, any subsequent holder of such Stockholder Shares.

                           7.4 ENTIRE AGREEMENT. Except as otherwise expressly
set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, including the Voting Agreement dated October 1, 1993 and the Amended and Restated Voting Agreement dated as of June 28, 1996 and the Voting Agreement (as defined herein), which may have related to the subject matter hereof in any way.

                           7.5 SEVERABILITY. Whenever possible, each provision
of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                           7.6 COUNTERPARTS. This Agreement may be executed in
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                           7.7 DESCRIPTIVE HEADINGS. The descriptive headings
of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                           7.8 NOTICES. Notices, demands or other
communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient, one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or five business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Stockholders and to the Company at the addresses indicated below:

                  If to the Company:

                       Citadel Communications Corporation
                       140 South Ash Avenue
                       Tempe, Arizona  85281
                       Attention:  Donna Hefner

                       and

                       Lawrence R. Wilson
                       1015 Eastman Drive
                       Bigfork, Montana  59911

                  With a copy (which will not constitute notice) to:

                       Osborn Maledon, P.A.
                       2929 North Central
                       Suite 2100
                       Phoenix, Arizona 85012
                       Attention: Michelle M. Matiski, Esq.

                  If to the Voting Trustee:
                       Christopher Hall, Esq.
                       Piliero, Goldstein, Jenkins & Hall
                       292 Madison Avenue
                       New York, New York 10017-6307

                  With a copy (which shall not constitute notice) to:
                       Kirkland & Ellis
                       Citicorp Center
                       153 East 53rd Street
                       New York, New York  10022-4675
                       Attention:  John L. Kuehn, Esq.

                  If to any other Stockholder:
                       To the respective address set forth on
                       Schedule A to the Stockholders Agreement, as amended from time to time, including copies as indicated in Schedule A to the Stockholders Agreement or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                           7.9 NO OTHER THIRD-PARTY BENEFICIARIES. This
Agreement will not confer any rights or remedies upon any Person other than the Company, the Stockholders, ABRY, ABRY/CIP and their respective successors and permitted assigns.

                           7.10 CONSTRUCTION. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any reference to any federal, state, local, or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The use of the word "including" in this Agreement is intended by the parties to be by way of example rather than limitation.

                           7.12 GOVERNING LAW. THE GENERAL CORPORATION LAW OF
THE STATE OF NEVADA WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEVADA.

                           7.13 SUBMISSION TO JURISDICTION. Each of the parties
to this Agreement submits to the jurisdiction of any state or federal court sitting in Boston, Massachusetts, Chicago,

Illinois, Nevada or Arizona in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties to this Agreement waives any defense of inconvenient forum to be maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party to this Agreement appoints CT Corporation System (the "Process Agent"), with addresses of 208 South LaSalle Street, Chicago, Illinois 60604, One East First Street, Reno, Nevada, Suite 1601, 3225 North Central Avenue, Phoenix, Arizona 85012, and 2 Oliver Street, Boston, Massachusetts 02109, as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any party to this Agreement may make service on any other party by sending or delivering a copy of the process (a) to the party to be served at the address and in the manner provided for the giving of notices in Section 7.8 or (b) to the party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in
Section 7.8. Nothing in this Section, however, will affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final judgment in any action or proceeding so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

                           7.14 FCC MATTERS. Notwithstanding any provision
contained herein to the contrary, no party hereto may exercise any of its rights or remedies hereunder, or take any actions permitted hereby, if prior thereto the Company receives a written opinion from its nationally recognized FCC counsel that after consultation with the staff of the Federal Communications Commission ("FCC") such exercise or action will violate the Communication Act of 1934 or the rules, regulations, or policies promulgated thereunder.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

                       [SIGNATURE PAGE FOR THIRD AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                            CITADEL COMMUNICATIONS CORPORATION

                             By  /s/ Lawrence R. Wilson
                                 -------------------------------------
                                Its  President
                                     ---------------------------------

                            /s/  Lawrence R. Wilson
                            ------------------------------------------
                            Lawrence R. Wilson


                            /s/ Claire Wilson
                            ------------------------------------------
                            Claire Wilson

                            /s/ Christopher P. Hall
                            ------------------------------------------
                            Christopher Hall, as Trustee pursuant to the Voting Trust Agreement referred to above

                       [SIGNATURE PAGE FOR THIRD AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                            BAKER, FENTRESS & COMPANY

                            By  /s/ Scott E. Smith
                                -------------------------------------
                               Its  Executive Vice President
                                    ---------------------------------

                            OPPENHEIMER & CO., INC.

                            By  /s/ Rob Blum
                                -------------------------------------
                               Its  Assistant Secretary
                                    ---------------------------------

                            FINOVA CAPITAL CORPORATION

                            By  /s/ Matthew M. Grey
                                -------------------------------------
                               Its  Group Vice President
                                    ---------------------------------

                       [SIGNATURE PAGE FOR THIRD AMENDED]
                         AND RESTATED VOTING AGREEMENT]

                            ENDEAVOUR:

                            THE ENDEAVOUR CAPITAL FUND LIMITED
                            PARTNERSHIP

                            By  DVS Management, Inc.
                                Its General Partner

                                By  /s/ John von Schlegell
                                   ----------------------------------
                                   Its  Managing Partner
                                        -----------------------------


                            ENDEAVOUR CO-INVESTORS:

                            /s/ Joseph P. Tennant
                            ------------------------------------------
                            Joseph P. Tennant


                            THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                By: /s/ Richard M. Schafbuch
                                   ----------------------------------
                                    Richard M. Schafbuch, Trustee

                                By: /s/ Susan P. Schafbuch
                                   ----------------------------------
                                    Susan P. Schafbuch, Trustee

                            BABSON CAPITAL PARTNERS LIMITED
                            PARTNERSHIP

                            By  /s/ Stephen E. Babson
                                -------------------------------------
                               Its  General Partner
                                    ---------------------------------

                            /s/ Tal Johnson
                            ------------------------------------------
                            Tal Johnson

                            /s/ Edward T. Hardy
                            ------------------------------------------
                            Edward T. Hardy

                            /s/ Ralph W. McKee
                            ------------------------------------------
                            Ralph W. McKee

Acknowledged:

ABRY BROADCAST PARTNERS II, L.P.

By ABRY CAPITAL, L.P.
Its General partner

By ABRY HOLDINGS, INC.
Its General Partner

By  /s/ Royce Yudkoff
   ------------------------------------------
Its  President
    -----------------------------------------


ABRY/CITADEL INVESTMENT PARTNERS, L.P.

By ABRY CAPITAL, L.P.
Its General partner

By ABRY HOLDINGS, INC.
Its General Partner

By  /s/ Royce Yudkoff
   ------------------------------------------
Its  President
    -----------------------------------------